CREDIT SUISSE FIRST BOSTON LLC Eleven Madison Avenue Telephone 212 325 2000 New York, NY 10010-3629

Interest Rate Cap Corridor

Indicative Terms and Conditions

Trade Date:

03/30/2005

Effective Date:

04/29/2005

Termination Date:

05/25/2014

Notional Amount:

See attached schedule

Buyer of CAP:

CSFB Management LLC (to be assigned later to CSFB 05-4)

Seller of CAP:

Credit Suisse First Boston International (“Seller”)

Reset Index:

1 Month Libor-BBA-Telerate 3750

CAP Strike Rate:

4.95%

Daycount Fraction:

Actual/360

Buyer Fixed Amount:

USD 1,015,000

Buyer Payment Date:

04/29/2005

Upper Strike:

8.45%

4/25/02

Seller Payment Amount:

No payment will be made when the Reset Index is equal to or less than the CAP Strike Rate.

When the Reset Index is greater than the CAP Strike Rate the payment will equal:

The Notional Amount multiplied by a) the excess of i) MIN (the Reset Index, Upper Strike) minus ii) the CAP Strike Rate and multiplied by b) the Daycount Fraction.

If the Reset Index is great than the Upper Strike the payment will equal:

The Notional Amount multiplied by the (Upper Strike minus the CAP Strike Rate) multiplied by the Daycount Fraction.

Rate Determination

Date:

Two (2) London Banking Days Prior to Reset Date

Reset Dates:

Monthly, beginning on 4/29/05, and the 25th of every month thereafter until Termination Date.

Seller Payment Dates:

Monthly, in arrears, beginning on 5/25/05 and the 25th of every month thereafter until and including Termination Date.

Business Days:

New York

By entering into a transaction with CSFBi, you acknowledge that you have read and understood the following terms:  CSFBi is acting solely as an arm’s length contractual counterparty and neither CSFBi, CSFB nor any affiliate is acting as your financial adviser or fiduciary unless it has agreed to so act in writing.  Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances.  You should consult with such advisers as you deem necessary to assist you in making these determinations.  You should also understand that CSFBi, CSFB or any affiliate may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you.  If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendations to conclude any transaction (whether on the indicative terms or otherwise).  Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us.  The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses.  No representation or warranty is made that any indicative performance or return indicated will be achieved in the future.  None of the employees or agents of CSFBi, CSFB or any affiliate is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

CREDIT SUISSE FIRST BOSTON CORPORATION

Business Day

Business Day

Convention:

Modified Following

SCHEDULE:

For Confirmation

CSFB 05-4

Start Date	End Date	Notional
29-Apr-05	25-May-05	100,000,000.00
25-May-05	25-Jun-05	98,667,398.54
25-Jun-05	25-Jul-05	97,225,160.94
25-Jul-05	25-Aug-05	95,676,053.87
25-Aug-05	25-Sep-05	94,023,163.74
25-Sep-05	25-Oct-05	92,269,888.46
25-Oct-05	25-Nov-05	90,419,927.66
25-Nov-05	25-Dec-05	88,477,271.37
25-Dec-05	25-Jan-06	86,446,187.07
25-Jan-06	25-Feb-06	84,331,205.37
25-Feb-06	25-Mar-06	82,256,928.86
25-Mar-06	25-Apr-06	80,222,587.42
25-Apr-06	25-May-06	78,227,425.38
25-May-06	25-Jun-06	76,270,701.33
25-Jun-06	25-Jul-06	74,351,687.74
25-Jul-06	25-Aug-06	72,469,670.82
25-Aug-06	25-Sep-06	70,623,950.18
25-Sep-06	25-Oct-06	68,813,838.59
25-Oct-06	25-Nov-06	67,038,661.78
25-Nov-06	25-Dec-06	65,297,758.14
25-Dec-06	25-Jan-07	63,590,478.54
25-Jan-07	25-Feb-07	61,916,186.04
25-Feb-07	25-Mar-07	60,274,255.70
25-Mar-07	25-Apr-07	58,664,074.35
25-Apr-07	25-May-07	57,085,040.36
25-May-07	25-Jun-07	55,536,563.41
25-Jun-07	25-Jul-07	54,018,064.33
25-Jul-07	25-Aug-07	52,528,974.83
25-Aug-07	25-Sep-07	51,068,737.35
25-Sep-07	25-Oct-07	49,636,804.81
25-Oct-07	25-Nov-07	48,232,640.46
25-Nov-07	25-Dec-07	46,855,717.64
25-Dec-07	25-Jan-08	45,505,519.64
25-Jan-08	25-Feb-08	44,181,539.46
25-Feb-08	25-Mar-08	42,883,279.70
25-Mar-08	25-Apr-08	41,610,252.29
25-Apr-08	25-May-08	40,361,978.41
25-May-08	25-Jun-08	39,137,988.23
25-Jun-08	25-Jul-08	37,937,820.80
25-Jul-08	25-Aug-08	36,761,023.87
25-Aug-08	25-Sep-08	35,607,153.71
25-Sep-08	25-Oct-08	34,475,774.98
25-Oct-08	25-Nov-08	33,366,460.53
25-Nov-08	25-Dec-08	32,278,791.29
25-Dec-08	25-Jan-09	31,212,356.11
25-Jan-09	25-Feb-09	30,166,751.58
25-Feb-09	25-Mar-09	29,141,581.91
25-Mar-09	25-Apr-09	28,136,458.81
25-Apr-09	25-May-09	27,151,001.29
25-May-09	25-Jun-09	26,184,835.59
25-Jun-09	25-Jul-09	25,237,594.98
25-Jul-09	25-Aug-09	24,308,919.69
25-Aug-09	25-Sep-09	23,398,456.71
25-Sep-09	25-Oct-09	22,505,859.76
25-Oct-09	25-Nov-09	21,630,789.05
25-Nov-09	25-Dec-09	20,772,911.24
25-Dec-09	25-Jan-10	19,931,899.30
25-Jan-10	25-Feb-10	19,107,432.38
25-Feb-10	25-Mar-10	18,299,195.69
25-Mar-10	25-Apr-10	17,506,880.41
25-Apr-10	25-May-10	16,730,183.55
25-May-10	25-Jun-10	16,075,241.07
25-Jun-10	25-Jul-10	15,434,629.95
25-Jul-10	25-Aug-10	14,808,067.45
25-Aug-10	25-Sep-10	14,195,276.24
25-Sep-10	25-Oct-10	13,595,984.28
25-Oct-10	25-Nov-10	13,009,924.73
25-Nov-10	25-Dec-10	12,436,835.84
25-Dec-10	25-Jan-11	11,876,460.87
25-Jan-11	25-Feb-11	11,328,547.98
25-Feb-11	25-Mar-11	10,792,850.16
25-Mar-11	25-Apr-11	10,269,125.09
25-Apr-11	25-May-11	9,757,135.13
25-May-11	25-Jun-11	9,289,635.23
25-Jun-11	25-Jul-11	8,832,933.57
25-Jul-11	25-Aug-11	8,386,810.54
25-Aug-11	25-Sep-11	7,951,050.84
25-Sep-11	25-Oct-11	7,525,443.30
25-Oct-11	25-Nov-11	7,109,780.87
25-Nov-11	25-Dec-11	6,703,860.49
25-Dec-11	25-Jan-12	6,307,483.07
25-Jan-12	25-Feb-12	5,920,453.37
25-Feb-12	25-Mar-12	5,542,579.95
25-Mar-12	25-Apr-12	5,173,675.07
25-Apr-12	25-May-12	4,813,554.68
25-May-12	25-Jun-12	4,521,934.89
25-Jun-12	25-Jul-12	4,237,522.02
25-Jul-12	25-Aug-12	3,960,160.23
25-Aug-12	25-Sep-12	3,689,696.86
25-Sep-12	25-Oct-12	3,425,982.35
25-Oct-12	25-Nov-12	3,168,870.14
25-Nov-12	25-Dec-12	2,918,216.66
25-Dec-12	25-Jan-13	2,673,881.26
25-Jan-13	25-Feb-13	2,435,726.14
25-Feb-13	25-Mar-13	2,203,616.29
25-Mar-13	25-Apr-13	1,977,419.47
25-Apr-13	25-May-13	1,757,006.11
25-May-13	25-Jun-13	1,594,079.08
25-Jun-13	25-Jul-13	1,435,213.66
25-Jul-13	25-Aug-13	1,280,318.20
25-Aug-13	25-Sep-13	1,129,302.97
25-Sep-13	25-Oct-13	982,080.14
25-Oct-13	25-Nov-13	838,563.76
25-Nov-13	25-Dec-13	698,669.72
25-Dec-13	25-Jan-14	562,315.68
25-Jan-14	25-Feb-14	429,421.08
25-Feb-14	25-Mar-14	299,907.06
25-Mar-14	25-Apr-14	173,696.46
25-Apr-14	25-May-14	50,713.76

By entering into a transaction with CSFBi, you acknowledge that you have read and understood the following terms:  CSFBi is acting solely as an arm’s length contractual counterparty and neither CSFBi, CSFB nor any affiliate is acting as your financial adviser or fiduciary unless it has agreed to so act in writing.  Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances.  You should consult with such advisers as you deem necessary to assist you in making these determinations.  You should also understand that CSFBi, CSFB or any affiliate may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you.  If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so.  Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendations to conclude any transaction (whether on the indicative terms or otherwise).  Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us.  The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses.  No representation or warranty is made that any indicative performance or return indicated will be achieved in the future.  None of the employees or agents of CSFBi, CSFB or any affiliate is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.